UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 26, 2006
                                                 ---------------------


                              GSAMP Trust 2006-HE3
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                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
             -------------------------------------------------------
             (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
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               (Exact name of sponsor as specified in its charter)


        Delaware              333-132809-09                         13-3387389
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation              File Number              Identification No.
      of depositor)                of depositor)              of depositor)

85 Broad Street, New York, New York                               10004
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(Address of principal executive offices of depositor)          (Zip Code)

Depositor's telephone number, including area code      (212) 902-1000
                                                 ------------------------


                                 Not Applicable
 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On May 26, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2006-HE3 Mortgage Pass-Through Certificates, Series 2006-HE3 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as a servicer, Avelo Mortgage, L.L.C., as a servicer, Select Portfolio Servicing, Inc., as a servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, J.P. Morgan Trust Company, National Association, as a custodian, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,513,279,200, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of May 23, 2006, by and between the Company and the Underwriter.

      The Class B-1, Class B-2, Class X and Class P Certificates, having an aggregate initial principal amount of $36,714,000 were sold to Goldman, Sachs & Co. (the "Initial Purchaser"), pursuant to a Purchase Agreement, dated as of May 25, 2006, by and between the Depositor and the Initial Purchaser.

      In connection with the issuance and sale to the Underwriter of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.


Item 9.01.  Financial  Statements,   Pro  Forma  Financial  Information  and
            Exhibits.

(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of May 26, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of May 26, 2006 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 26, 2006                        GS MORTGAGE SECURITIES
                                          CORP.

                                          By:  /s/ Michelle Gill
                                             -------------------------
                                              Name:  Michelle Gill
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of                                               Paper (P) or
Regulation S-K                                                  Electronic
Exhibit No.             Description                                 (E)
-----------             -----------                                 ---

5                       Legality Opinion of Cadwalader,             (E)
                        Wickersham & Taft LLP, dated as
                        of May 26, 2006.

8                       Tax Opinion of Cadwalader, Wickersham       (E)
                        & Taft LLP, dated as of May 26, 2006
                        (included as part of Exhibit 5).

23                      Consent of Cadwalader, Wickersham &         (E)
                        Taft LLP (included as part of Exhibit 5).